Morgan Stanley New York Quality Municipal Securities
                     Item 77(o) 10f-3 Transactions
                  April 1, 2002 - September 30, 2002


Securit  Date    Price   Shares   %of   Total       Purch  Broker
y        of      Of      Purcha   Asset Issued      ased
         Purcha  Shares  sed      s                 By
         se                                         Fund

Metropo  05/09/  Variou  3,000,   3.26% $2,894,185  0.10%  Bear Stearns,
litan    02      s       000            ,000               JPMorgan,
Trans                                                      Salomon Smith
Auth,                                                      Barney, First
NY,                                                        Albany, Lehman
Refg                                                       Bros., Merrill
Ser                                                        Lynch, UBS
2002 A                                                     Paine Webber,
(AMBAC)                                                    ABN Amro,
                                                           Advest/Lebenth
                                                           al, CIBC World
                                                           Mkts, Commerce
                                                           Capital Mkts,
                                                           Fahnestock,
                                                           Jackson Sec.,
                                                           Quick &
                                                           Reilly,
                                                           Ramirez,
                                                           Raymond James,
                                                           RBC Dain
                                                           Rauscher,
                                                           Roosevelt &
                                                           Cross, Siebert
                                                           Brandford
                                                           Shank,
                                                           Wachovia

NYC      06/20/  Variou  2,000,   2.15% $891,090,0  0.22%  UBS Paine
Muni     02      s       000            00                 Webber,
Wtr Fin                                                    Merrill Lynch,
Auth,                                                      First Albany,
NY,                                                        Goldman Sachs,
2003                                                       Bear Stearns,
Ser                                                        Lehman Bros.,
(Aa2/AA                                                    JPMorgan,
)                                                          Salomon Smith
                                                           Barney,
                                                           Siebert
                                                           Brandford
                                                           Shank, M.R.
                                                           Beal, CIBC
                                                           World Mkts,
                                                           RBC Dain
                                                           Rauscher, A.G.
                                                           Edwards, First
                                                           American
                                                           Municipals,
                                                           Prudential,
                                                           Quick &
                                                           Reilly,
                                                           Raymond James,
                                                           Roosevelt &
                                                           Cross

NYC      06/14/  $108.5  2,000,   2.16% $1,239,894  0.16%  Lehman Bros.,
Transit  02      0       000            ,143               Merrill Lynch,
ional                                                      JPMorgan,
Fin                                                        Advest/Lebenth
Auth,                                                      al, Bear
NY,                                                        Stearns, RBC
Refg                                                       Dain Rauscher,
2003                                                       First Albany,
Ser                                                        Goldman Sachs,
(Aaa/AA                                                    UBS Paine
+)                                                         Webber,
                                                           Ramirez,
                                                           Salomon Smith
                                                           Barney, CIBC
                                                           World Mkts,
                                                           Commerce
                                                           Capital Mkts,
                                                           A.G. Edwards,
                                                           Jackson Sec.,
                                                           Legg Mason
                                                           Wood Walker,
                                                           Loop Capital
                                                           Mkts,
                                                           Prudential,
                                                           Quick &
                                                           Reilly,
                                                           Raymond James,
                                                           Roosevelt &
                                                           Ross, Siebert
                                                           Brandford
                                                           Shank

Metropo  08/07/  $102.4  2,000,   2.14% $1,246,870  0.16%  Bear Stearns,
litan    02      6       000            ,000               Merrill Lynch,
Trans                                                      First Albany,
Auth,                                                      JPMorgan,
NY, Ser                                                    Lehman
2002 A                                                     Brothers,
(FSA)                                                      Salomon Smith
                                                           Barney, UBS
                                                           Paine Webber,
                                                           ABN Amro,
                                                           Advest/Lebenth
                                                           al, CIBC World
                                                           Mkts, Commerce
                                                           Capital Mkts,
                                                           Fahnestock,
                                                           Jackson Sec.,
                                                           Quick &
                                                           Reilly,
                                                           Ramirez,
                                                           Raymond James,
                                                           RBC Dain
                                                           Rauscher,
                                                           Roosevelt &
                                                           Cross, Siebert
                                                           Brandford
                                                           Shank,
                                                           Wachovia